Exhibit 13(b).1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002, 18 U.S.C. 1350

In connection with the report on Form N-CSRS for the period ended December 31, 2023 of Priority Income Fund, Inc., as filed with the Securities and Exchange Commission on the date hereof, I, M. Grier Eliasek, the Chief Executive Officer of the registrant, hereby certify, to the best of my knowledge, that:

1.The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

By: /s/ M. Grier Eliasek
M. Grier Eliasek
Chief Executive Officer and President
Date: February 29, 2024

Exhibit 13(b).2

CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002, 18 U.S.C. 1350

In connection with the report on Form N-CSRS for the period ended December 31, 2023 of Priority Income Fund, Inc., as filed with the Securities and Exchange Commission on the date hereof, I, Kristin Van Dask, the Chief Financial Officer of the registrant, hereby certify, to the best of my knowledge, that:

1.The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

By: /s/ Kristin Van Dask
Kristin Van Dask
Chief Financial Officer, Chief Compliance Officer
Treasurer and Secretary
Date: February 29, 2024